CLOUGH CHINA FUND	FINANCIAL INVESTORS TRUST Investor Class: CHNAX | Class A: CHCAX | Class C: CHNCX | Class I: CHNIX
Summary Prospectus February 28, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/viewer/LPEFX?docType=summary-prospectus&initialFundClass=Investor. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2022, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2021 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 83 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 35 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	0.00%
Total Other Expenses	0.54%	0.49%	0.55%	0.56%
Shareholder Services Fees	0.15%	0.15%	0.00%	0.00%
Other Fund Expenses	0.54%	0.49%	0.55%	0.56%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.80%	1.75%	2.56%	1.57%
Fee Waiver and Expense Reimbursement(3)	-0.19%	-0.14%	-0.20%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.61%	1.61%	2.36%	1.36%

(1)

The Operating Expense in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the acquired funds.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.35% for Class I shares, 1.60% for Investor Class and Class A shares, and 2.35% for Class C shares through February 28, 2023. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2023, without the approval of the Fund’s Board of Trustees.

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CLOUGH CHINA FUND

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2023. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 164	$ 548	$ 957	$ 2,098
Class A Shares	$ 705	$ 1,058	$ 1,434	$ 2,486
Class C Shares	$ 339	$ 777	$ 1,342	$ 2,876
Class I Shares	$ 138	$ 475	$ 835	$ 1,847
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$ 239	$ 777	$ 1,342	$ 2,876

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

●	are organized under the laws of China or Hong Kong;
●	are primarily traded on the China or Hong Kong exchanges; or
●	derive at least 50% of their revenues from business activities in China or Hong Kong, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

In addition, in order to gain exposure to certain issuers organized under the laws of China or Hong Kong, the Fund may invest in derivative instruments, which may include swaps, futures, options or participatory notes.

The Fund is non-diversified.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, natural disasters and the spread of infectious illness or other public health issues.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. Investing in China or Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

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Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Non-Diversification Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

●

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Industry and Sector Risk. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

●

Small – to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

●

Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

●

Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

●

COVID-19 Risk. The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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CLOUGH CHINA FUND

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: June 30, 2020	19.09%
Worst Quarter: September 30, 2015	-20.05%

The Fund’s Investor Class Share year-to-date return as of December 31, 2021 was -20.63%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class Shares of the Fund. After-tax returns for Class A Shares, C Shares and Class I Shares will vary from those shown for Investor Class Shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	-20.63%	6.32%	5.74%
Return After Taxes on Distributions	-25.06%	3.99%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	-10.06%	4.69%	4.47%
Class A Shares
Return Before Taxes	-24.97%	5.11%	5.14%
Class C Shares
Return Before Taxes	-21.79%	5.53%	4.95%
Class I Shares
Return Before Taxes	-20.42%	6.59%	6.05%
Morningstar China Index (reflects no deduction for fees, expenses or taxes)	-21.18%	9.19%	7.43%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Clough Capital Partners LP is the investment sub-adviser to the Fund.

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PORTFOLIO MANAGERS

Charles I. Clough, Jr., Chairman and Co-Chief Investment Officer and Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017. Anupam Bose, a Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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